SPDR Series Trust

SPDR Bloomberg 1-10 Year TIPS ETF

SPDR Bloomberg Emerging Markets USD Bond ETF

SPDR Portfolio Intermediate Term Treasury ETF

SPDR Portfolio Long Term Treasury ETF

SPDR Portfolio Short Term Treasury ETF

SPDR Portfolio TIPS ETF

(each a “Fund” and collectively, the “Funds”)

Supplement dated November 18, 2022 to the Prospectus, Summary Prospectuses and

Statement of Additional Information (“SAI”) each dated October 31, 2022,

as may be supplemented from time to time

Effective December 9, 2022 (the “Effective Date”), Orhan Imer will no longer serve as a Portfolio Manager for the Funds. Accordingly, as of the Effective Date, all references to Mr. Imer in the Prospectus, Summary Prospectuses, and SAI will be deleted in their entirety. As of the date of this Supplement, the remaining Portfolio Managers of each Fund continue to serve in such roles.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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